GUIDESTONE FUNDS

Supplement dated March 1, 2019

to

Prospectus dated May 1, 2018

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

     I.         PORTFOLIO MANAGER CHANGE FOR THE MEDIUM-DURATION BOND FUND

Effective on December 31, 2018, Carl L. Eichstaedt no longer serves as a portfolio manager of Western Asset Management Company and Western Asset Management Company Limited. All references to Mr. Eichstaedt are deleted in their entirety.

     II.        PORTFOLIO MANAGER CHANGE FOR THE STRATEGIC ALTERNATIVES FUND

In the section “Sub-Advisers and Portfolio Managers” for the Strategic Alternatives Fund, on page 94, the disclosure for Parametric Portfolio Associates LLC is deleted in its entirety and replaced with the following:

Parametric Portfolio Associates LLC
Perry Li, CFA®, FRM Portfolio Manager	Since January 2018
Jay Strohmaier, CFA® Managing Director	Since July 2017
Michael Zaslavsky, CFA® Portfolio Manager	Since August 2018

Under the heading “Sub-Advisers,” the disclosure pertaining to Parametric Portfolio Associates LLC for the Strategic Alternatives Fund, beginning on page 175, is deleted in its entirety and replaced with the following:

Parametric Portfolio Associates LLC (“Parametric”), Minneapolis Investment Center, 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435: Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of December 31, 2018, Parametric had total firm assets under management of approximately $226.7 billion. Parametric uses a team approach to manage an assigned portion of the Strategic Alternatives Fund under the leadership of Tom Lee, CFA®, Managing Director – Investment Strategy and Research. The team includes Jay Strohmaier, CFA®, Managing Director, Perry Li, CFA®, FRM, Portfolio Manager, and Michael Zaslavsky, CFA®, Portfolio Manager. Messrs. Lee and Strohmaier have served in their roles at Parametric for more than five years. Mr. Li has worked at Parametric in various investment capacities since 2014 and began serving as portfolio manager in 2018. Prior to joining Parametric in 2014, Mr. Li worked for CHS Inc. as an Analyst. Mr. Zaslavsky has worked at Parametric in various investment capacities since 2015 and began serving as portfolio manager in 2018. Prior to joining Parametric, Mr. Zaslavsky worked for Citigroup as a proprietary trader from 2009 to 2015, specializing in volatility modeling and arbitrage across equity indexes, single stocks and commodities.

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III.          CHANGE TO PRINCIPAL INVESTMENT STRATEGIES OF THE

STRATEGIC ALTERNATIVES FUND

In the section “Principal Investment Strategies” for the Strategic Alternatives Fund, the bullet disclosing the Currency Trading Strategy, on page 88, is deleted in its entirety and replaced with the following:

●

The Currency Trading Strategy seeks exposure to currencies primarily through non-deliverable forward currency exchange contracts. (A non-deliverable forward currency exchange contract is a foreign currency financial derivative contract which differs from a foreign currency forward exchange contract because there is no physical settlement of the two currencies at maturity. Instead, a cash settlement will be made by one party to another based on the movement of the two currencies.) The strategy seeks to achieve net gains resulting from fluctuations in the values of currencies and inefficiencies in the currency market. Net losses on currency transactions will reduce positive absolute returns. The Fund may be exposed to currencies of developed and emerging countries that, in the Sub-Adviser’s opinion, have liquid currency markets. The use of non-deliverable forward currency exchange contracts will have the economic effect of financial leverage, which increases risk and may magnify the Fund’s gains or losses. The investment strategies may not protect against or capture extraordinary sudden market events, such as U.S. or foreign government actions or interventions, and as a result may not be as effective during these periods. The Fund may also invest in cash and investment grade fixed-income securities, such as U.S. government obligations, corporate bonds and mortgage- and asset-backed securities, which serve as collateral in the non-deliverable forward currency exchange contract transactions.

IV.          PORTFOLIO MANAGER CHANGES FOR THE

DEFENSIVE MARKET STRATEGIES FUND

In the section “Sub-Advisers and Portfolio Managers” for the Defensive Market Strategies Fund, on page 102, the disclosures for Parametric Portfolio Associates LLC and Shenkman Capital Management, Inc. are deleted in their entirety and replaced with the following:

Parametric Portfolio Associates LLC
Tom Lee, CFA® Managing Director – Investment Strategy and Research	Since March 2014
Perry Li, CFA®, FRM Portfolio Manager	Since January 2018
Thomas Seto Head of Investment Management – Seattle Investment Center	Since March 2014
Jay Strohmaier, CFA® Managing Director	Since March 2014
Michael Zaslavsky, CFA® Portfolio Manager	Since August 2018

Shenkman Capital Management, Inc.
Jordan Barrow Senior Vice President, Credit Analyst and Portfolio Manager	Since July 2015
Raymond F. Condon Senior Vice President and Portfolio Manager	Since September 2011
Mark R. Shenkman President and Co-Chief Investment Officer	Since September 2011
Justin W. Slatky Executive Vice President and Co-Chief Investment Officer	Since October 2016
Thomas Whitley Vice President and Portfolio Manager	Since January 2019

Under the heading “Sub-Advisers,” the disclosures pertaining to Parametric Portfolio Associates LLC and Shenkman Capital Management, Inc. for the Defensive Market Strategies Fund, beginning on page 176, are deleted in their entirety and replaced with the following:

Parametric Portfolio Associates LLC (“Parametric”), Minneapolis Investment Center, 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435: Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of December 31, 2018, Parametric had total firm assets under management of approximately $226.7 billion. Parametric uses a team approach to manage an assigned portion of the Defensive Market Strategies Fund under the leadership of Tom Lee, CFA®, Managing Director – Investment Strategy and Research. The team includes Jay Strohmaier, CFA®, Managing Director, Thomas Seto, Head of Investment Management – Seattle Investment Center, Perry Li, CFA®, FRM, Portfolio Manager, and Michael Zaslavsky, CFA®, Portfolio Manager. Messrs. Lee, Strohmaier and Seto have served in their roles at Parametric for more than five years. Mr. Li has worked at Parametric in various investment capacities since 2014 and began serving as portfolio manager in 2018. Prior to joining Parametric in 2014, Mr. Li worked for CHS Inc. as an Analyst. Mr. Zaslavsky has worked at Parametric in various investment capacities since 2015 and began serving as portfolio manager in 2018. Prior to joining Parametric, Mr. Zaslavsky worked for Citigroup as a proprietary trader from 2009 to 2015, specializing in volatility modeling and arbitrage across equity indexes, single stocks and commodities.

Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, 22nd Floor, New York, New York 10017: Shenkman is an independently owned, registered investment adviser founded in July 1985 by Mark R. Shenkman, President and Co-Chief Investment Officer. Since inception, the firm has been dedicated to providing investment management services to institutional and individual investors. Since its inception, Shenkman’s business has been dedicated to researching and investing across the entire capital structure of highly leveraged companies, and Shenkman seeks to be the world leading specialist in credit analysis of leveraged companies. As of December 31, 2018, the firm had assets under management of approximately $25.2 billion, which includes $1.7 billion managed by an affiliate. Shenkman employs a team approach to portfolio management. Mr. Shenkman and Justin W. Slatky, Executive Vice President and Co-Chief Investment Officer, have responsibility for setting strategy and direction with respect to the firm’s investment operations. The primary day-to-day oversight responsibilities of the portion of the Defensive Market Strategies Fund assigned to Shenkman are conducted by Messrs. Shenkman and Slatky. The primary day-to-day management of the portion of the Fund assigned to Shenkman is conducted by Raymond F. Condon, Senior Vice President and Portfolio Manager, Jordan Barrow, Senior Vice President, Credit Analyst and Portfolio Manager, and Thomas Whitley, Vice President and Portfolio Manager. Messrs. Slatky, Condon, Barrow and Whitley have all been with the firm for more than five years.

V.          UPDATE TO SUB-ADVISERS FOR THE GLOBAL REAL ESTATE SECURITIES FUND

Effective immediately, the legal names of Deutsche Alternative Asset Management (Global) Limited (“DeAAM Global”) and Deutsche Investments Australia Limited (“DIAL”), sub-advisers to the Global Real Estate Securities Fund, have changed. All references to DeAAM Global and DIAL are deleted in their entirety and replaced with references to DWS Alternatives Global Limited and DWS Investments Australia Limited, respectively.

VI.          PORTFOLIO MANAGER CHANGE FOR THE

GLOBAL REAL ESTATE SECURITIES FUND

In the section “Sub-Advisers and Portfolio Managers” for the Global Real Estate Securities Fund, on page 111, the disclosure for Heitman Real Estate Securities LLC (“HRES”), Heitman International Real Estate Securities HK Limited (“HIRES HK”) and Heitman International Real Estate Securities GmbH (“HIRES GmbH” and together with HRES and HIRES HK, “Heitman”) is deleted in its entirety and replaced with the following:

Heitman Real Estate Securities LLC, Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH
Jerry Ehlinger, CFA® Managing Director and Portfolio Manager – North America	Since December 2013
Karena Fung Senior Vice President and Portfolio Manager	Since January 2019
Jacques Perdrix Senior Vice President and Portfolio Manager – Europe	Since November 2017
Andreas Welter Senior Vice President and Portfolio Manager – Europe	Since November 2017
John White Managing Director and Portfolio Manager – Asia-Pacific	Since September 2013

Under the heading “Sub-Advisers,” the disclosure pertaining to Heitman for the Global Real Estate Securities Fund, on page 177, is deleted in its entirety and replaced with the following:

Heitman Real Estate Securities LLC (“HRES”), Heitman International Real Estate Securities HK Limited (“HIRES HK”) and Heitman International Real Estate Securities GmbH (“HIRES GmbH” and together with HRES and HIRES HK, “Heitman”) are located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, at 10/F LHT Tower, 31 Queen’s Road, Central, Hong Kong and at Maximillianstrasse 35A, 80539, Munich, Germany, respectively. HRES, HIRES HK and HIRES GmbH are affiliated companies under common control jointly managing an assigned portion of the Global Real Estate Securities Fund, with HRES primarily responsible for the portfolio account and HIRES HK and HIRES GmbH responsible for providing advice regarding management of foreign real estate securities investments. Heitman LLC, the parent of Heitman, was founded in 1966 in Chicago and had approximately $41.7 billion in assets under management as of December 31, 2018. Heitman’s real estate securities team consists of over 20 investment professionals situated in offices around the globe.

The team is led by five portfolio managers: Jerry Ehlinger, CFA®, Senior Managing Director and Portfolio Manager – North America; John White, Senior Managing Director and Portfolio Manager – Asia-Pacific; Karena Fung, Senior Vice President and Portfolio Manager – Asia-Pacific; Jacques Perdrix, Senior Vice President and Portfolio Manager – Europe; and Andreas Welter, Senior Vice President and Portfolio Manager – Europe. The five portfolio managers work to carry out the firm’s highly specialized investment process and are responsible for defining the global investment themes and risk management. Messrs. Ehlinger, White, Perdrix and Welter and Ms. Fung have five years or more service with Heitman.

VII.            FEES AND EXPENSES CHANGES FOR THE VALUE EQUITY FUND

Under the heading “Fees and Expenses” for the Value Equity Fund, on page 112, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee(1)	0.57%	0.57%
Other expenses	0.04%	0.30%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.62%	0.88%
Fee waiver(2)	(0.01%)	(0.01%)
Total annual Fund operating expenses (after fee waiver)	0.61%	0.87%
(1)	The management fee has been restated to reflect the estimated management fee for the current fiscal year.
(2)

The Adviser and/or its affiliates have also agreed to waive shareholder services fees attributable to the Fund’s investment of cash balances in the GuideStone Funds Money Market Fund through April 30, 2019. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

Under the heading “Fees and Expenses” for the Value Equity Fund, on page 112, the Expense Example table is deleted in its entirety and replaced with the following:

	Institutional Class	Investor Class
1 Year	$ 62	$ 89
3 Years	$198	$ 280
5 Years	$345	$ 487
10 Years	$773	$1,083

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VIII.     SUB-ADVISER CHANGES FOR THE VALUE EQUITY FUND

Effective on or about March 13, 2019, American Century Investment Management, Inc. (“American Century”) is appointed as a sub-adviser to the Value Equity Fund.

In the section “Sub-Advisers and Portfolio Managers” for the Value Equity Fund, on page 116, the following disclosure is added in alphabetical order:

American Century Investment Management, Inc.
Phillip N. Davidson, CFA® Senior Vice President and Executive Portfolio Manager	Since March 2019
Michael Liss, CFA®, CPA Vice President and Senior Portfolio Manager	Since March 2019
Kevin Toney, CFA® Chief Investment Officer – Global Value Equity, Senior Vice President and Senior Portfolio Manager	Since March 2019
Brian Woglom, CFA® Vice President and Senior Portfolio Manager	Since March 2019

Under the heading “Sub-Advisers” for the Value Equity Fund, beginning on page 178, the following disclosure pertaining to American Century is added in alphabetical order:

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111: American Century has been a privately-controlled investment manager since 1958. As of December 31, 2018, the firm had assets under management of approximately $149.5 billion. American Century uses a team approach to manage the firm’s assigned portion of the Value Equity Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the portfolio account are Kevin Toney, CFA®, Chief Investment Officer – Global Value Equity, Senior Vice President and Senior Portfolio Manager; Phillip N. Davidson, CFA®, Senior Vice President and Executive Portfolio Manager; Michael Liss, CFA®, CPA, Vice President and Senior Portfolio Manager; and Brian Woglom, CFA®, Vice President and Senior Portfolio Manager. Each member of the team has more than five years of experience with American Century.

IX.     CHANGES TO PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL

INVESTMENT RISKS FOR THE VALUE EQUITY FUND

In the section disclosing “Principal Investment Strategies” for the Value Equity Fund, on page 113, the fourth bullet point is deleted in its entirety and replace with the following:

●

The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”), which represent ownership of underlying foreign securities that are denominated in U.S. dollars, regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets and foreign equity securities (including non-U.S. dollar denominated securities). The Fund may invest in sponsored or unsponsored depositary receipts.

In the section disclosing “Principal Investment Risks” for the Value Equity Fund, beginning on page 113, the following risk disclosure is added in alphabetical order:

●

Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

X.       FEES AND EXPENSES CHANGES FOR THE INTERNATIONAL EQUITY FUND

Under the heading “Fees and Expenses” for the International Equity Fund, on page 132, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee(1)	0.77%	0.77%
Other expenses	0.12%	0.38%
Dividend or interest expense on short sales	0.08%	0.08%
Acquired fund fees and expenses	0.02%	0.02%
Total annual Fund operating expenses	0.99%	1.25%
Fee waiver(2)	(0.01%)	(0.01%)
Total annual Fund operating expenses (after fee waiver)	0.98%	1.24%

(1)	The management fee has been restated to reflect the estimated management fee for the current fiscal year.
(2)

The Adviser and/or its affiliates have also agreed to waive shareholder services fees attributable to the Fund’s investment of cash balances in the GuideStone Funds Money Market Fund through April 30, 2019. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

Under the heading “Fees and Expenses” for the International Equity Fund, on page 132, the Expense Example table is deleted in its entirety and replaced with the following:

	Institutional Class	Investor Class
1 Year	$ 100	$ 126
3 Years	$ 314	$ 396
5 Years	$ 546	$ 685
10 Years	$1,212	$1,510

XI.      SUB-ADVISER CHANGES FOR THE INTERNATIONAL EQUITY FUND

Effective on or after March 27, 2019, Baillie Gifford Overseas Limited (“Baillie Gifford”) no longer serves as sub-adviser to the International Equity Fund, and effective on or after April 13, 2019, WCM Investment Management, LLC (“WCM”) is appointed as a sub-adviser to the International Equity Fund. Effective on March 27, 2019, all references to Baillie Gifford are deleted in their entirety. In addition, the following changes are made, effective April 13, 2019:

In the section “Sub-Advisers and Portfolio Managers” for the International Equity Fund, on page 137, the following disclosure is added in alphabetical order:

WCM Investment Management, LLC
Paul R. Black Co-CEO and Portfolio Manager	Since April 2019
Peter J. Hunkel Vice President and Portfolio Manager	Since April 2019
Michael B. Trigg Senior Vice President and Portfolio Manager	Since April 2019
Kurt R. Winrich, CFA® Co-CEO and Portfolio Manager	Since April 2019

Under the heading “Sub-Advisers” for the International Equity Fund, beginning on page 180, the following disclosure pertaining to WCM is added in alphabetical order:

WCM Investment Management, LLC (“WCM”), 281 Brooks Street, Laguna Beach, California 92651: WCM is an investment advisory firm, registered with the SEC that specializes in providing innovative, equity investment advisory services. WCM was founded in 1976. As of December 31, 2018, the firm had assets under management of approximately $29.8 billion. WCM uses a team approach to manage an assigned portion of the International Equity Fund. The team is led by Paul R. Black, Co-CEO and Portfolio Manager, Peter J. Hunkel, Vice President and Portfolio Manager, Michael B. Trigg, Senior Vice President and Portfolio Manager, and Kurt R. Winrich, CFA®, Co-CEO and Portfolio Manager. Each portfolio manager has been employed with WCM for five years or more.

XII.   CHANGES TO ADDITIONAL INVESTMENT & RISK INFORMATION

In the section disclosing the “Cash Overlay Program,” on page 148, the disclosure is deleted in its entirety and replaced with the following:

Cash Overlay Program: The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric Portfolio Associates LLC (“Parametric”) whereby Parametric is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. The Adviser and the Sub-Adviser(s) for each Fund determine the amount of each Fund’s cash balances. Under the agreement, Parametric may from time to time invest in long positions in U.S. Treasury securities and derivative instruments, such as futures contracts, within the Target Date Funds and Asset Allocation Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Regarding the U.S. Equity, Non-U.S. Equity and Real Assets Select Funds, Parametric may from time to time invest in long positions in U.S. Treasury securities and derivative instruments, such as exchange listed equity index futures contracts (e.g., S&P 500® Index, MSCI EAFE Index, etc.), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. In addition, for the Strategic Alternatives Fund and Defensive Market Strategies Fund, Parametric may invest in long and short positions in exchange listed equity futures contracts (e.g., S&P 500® Index) and U.S. Treasury futures contracts and exchange listed equity index futures contracts (e.g., S&P 500® Index), respectively, to gain market exposure on cash balances, to reduce market exposure in anticipation of liquidity needs or to manage risk relative to the corresponding broad-based benchmark of the Fund.

XIII.   CHANGE TO MEDALLION SIGNATURE GUARANTEE

Under the heading “Medallion Signature Guarantee,” the last paragraph under the heading, on page 193, is deleted in its entirety and replaced with the following:

The Adviser reserves the right to waive the medallion signature guarantee requirement, provided it has obtained sufficient evidence to grant the waiver. Clients of an affiliate of the Funds may not be subject to the medallion signature guarantee requirement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GUIDESTONE FUNDS

Supplement dated March 1, 2019

to

Statement of Additional Information (“SAI”) dated May 1, 2018

This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.

     I.        PORTFOLIO MANAGER CHANGE FOR THE MEDIUM-DURATION BOND FUND

Effective on December 31, 2018, Carl L. Eichstaedt no longer serves as a portfolio manager of Western Asset Management Company and Western Asset Management Company Limited. All references to Mr. Eichstaedt are deleted in their entirety.

II.        UPDATE TO SUB-ADVISERS FOR THE GLOBAL REAL ESTATE SECURITIES FUND

Effective immediately, the legal names of Deutsche Alternative Asset Management (Global) Limited (“DeAAM Global”) and Deutsche Investments Australia Limited (“DIAL”), sub-advisers to the Global Real Estate Securities Fund, have changed. All references to DeAAM Global and DIAL are deleted in their entirety and replaced with reference to DWS Alternatives Global Limited and DWS Investments Australia Limited, respectively.

III.      CHANGE TO CASH OVERLAY PROGRAM

In the section describing The Sub-Advisers, on page 61, the first paragraph is deleted in its entirety and replaced with the following:

The Sub-Advisers. The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric Portfolio Associates LLC (“Parametric”) whereby Parametric is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. The Adviser and the Sub-Adviser(s) for each Fund determine the amount of each Fund’s cash balances. Under the agreement, Parametric may from time to time invest in long positions in U.S. Treasury securities and derivative instruments, such as futures contracts, within the Target Date Funds and Asset Allocation Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Regarding the applicable Select Funds, Parametric may from time to time invest in long positions in U.S. Treasury securities and derivative instruments, such as exchange listed equity index futures contracts (e.g., S&P 500® Index, MSCI EAFE Index, etc.), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. In addition, for the Strategic Alternatives Fund and Defensive Market Strategies Fund, Parametric may invest in long and short positions in exchange listed equity futures contracts (e.g., S&P 500® Index) and U.S. Treasury futures contracts and exchange listed equity index futures contracts (e.g., S&P 500® Index), respectively, to gain market exposure on cash balances, to reduce market exposure in anticipation of liquidity needs or to manage risk relative to the corresponding broad-based benchmark of the Fund.

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IV.      SUB-ADVISER CHANGES FOR THE VALUE EQUITY FUND

Effective on or about March 13, 2019, American Century Investment Management, Inc. (“American Century”) is appointed as a sub-adviser to the Value Equity Fund.

In the section disclosing “Control Persons of Sub-Advisers,” on page 70, the following paragraph is added, in alphabetical order, for the Value Equity Fund, effective March 13, 2019:

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111: American Century is a wholly-owned, privately held subsidiary of American Century Companies, Inc. (“ACC”). ACC is a holding company for American Century and the other companies in the American Century Investments Complex. The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

Effective March 13, 2019, in the section disclosing “Portfolio Manager Compensation,” beginning on page 82, the disclosure pertaining to American Century replaces the existing disclosure for American Century in its entirety. This information is current as of December 31, 2018.

American Century Investment Management, Inc. (“American Century”). American Century’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described as follows, each of which is determined with reference to a number of factors such as overall performance, market competition and internal equity.

Base salary. Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is mutual fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks (e.g., Russell 3000® Value Index for the Defensive Market Strategies Fund and Russell 1000® Value Index for the Value Equity Fund) and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Defensive Market Strategies Fund and the Value Equity Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark (e.g., the Russell 3000® Value Index for the Defensive Market Strategies Fund and Russell 1000® Value Index for the Value Equity Fund) and/or peer group).

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Performance of the Defensive Market Strategies Fund and the Value Equity Fund is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to one of the following investment disciplines, such as global growth equity, global value equity, disciplined equity, global fixed income and multi-asset strategies. Performance is measured for each product individually, as described previously, and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed, and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios. The American Century ETFs are not included in a product group composite.

A portion of some portfolio managers’ bonuses may also be tied to management of ETFs, profitability or individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/ depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

V.        SUB-ADVISER CHANGES FOR THE INTERNATIONAL EQUITY FUND

Effective on or after March 27, 2019, Baillie Gifford Overseas Limited (“Baillie Gifford”) no longer serves as sub-adviser to the International Equity Fund, and effective on or after April 13, 2019, WCM Investment Management, LLC (“WCM”) is appointed as a sub-adviser to the International Equity Fund. All references to Baillie Gifford are deleted in their entirety, effective March 27, 2019. In addition, the following changes are made, effective April 13, 2019:

In the section disclosing “Control Persons of Sub-Advisers,” beginning on page 71, the following paragraph is added, in alphabetical order, for the International Equity Fund:

WCM Investment Management, LLC (“WCM”), 281 Brooks Street, Laguna Beach, California 92651: WCM is 100% owned by its employees. Its two co-CEOs, Paul R. Black and Kurt R. Winrich, CFA®, each own more than 25% of WCM.

In the section disclosing “Portfolio Manager Compensation,” beginning on page 82, the following disclosure pertaining to WCM is added in alphabetical order. This information is current as of December 31, 2018.

WCM Investment Management, LLC (“WCM”). WCM’s compensation practices employ a multi-pronged approach and play an important role in rewarding and retaining key professionals. To be clear, compensation arrangements are not determined on the basis of the number of accounts managed or the performance of specific funds.

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For investment (research) professionals, compensation breakdown includes:

•	Base Salaries. All investment professionals receive competitive base salaries reflective of their role and contribution to the investment (research) team.

•

Bonuses. Additional compensation comes in the form of periodic (nominally semi-annual) bonuses. WCM employs a qualitative, discretionary bonus system to incentivize and reward team members based primarily on their performance in contributing to team results. This springs from the firm’s belief (supported by various academic studies) that small, cohesive, collaborative teams can and do provide better results than “star systems” or “armies of analysts”. Even though WCM subscribes to that old aphorism, “the whole can be greater than the sum of the parts,” individual performance is not ignored – it simply plays a subordinate role to team success. These evaluations are made on a regular basis by the investment (research) team leaders, utilizing a review system that begins with a “return-on-time” assessment for each investment (research) team member and is then supplemented, reviewed and approved by the firm’s Leadership Team.

•	Profit-Sharing. WCM does not utilize a cash profit-sharing plan, but the firm does include a profit-sharing component in the Employee Benefit Plan (see below).

•

Employee Benefit Plan. All employees are eligible to participate in the WCM Employee Savings Plan (“401(k)”) after six full months of employment. Besides the normal employee pre-tax deferral, the 401(k) has two possible employer components: (i) discretionary employer match; and (ii) discretionary employer profit-sharing contribution. Currently, the only employer component being utilized is the profit-sharing component, which is determined annually and contributes a substantial amount to each employee’s retirement account. There is no vesting period for employer contributions.

•

Equity Ownership. All employees, upon completing three years of full-time employment, are eligible to be offered (and purchase) ownership. Further, WCM groups its partners into two categories: Principal Partners (owners of more than 1% of outstanding interest) and Regular Partners (owners of less than 1% outstanding interest).

In “Appendix B – Descriptions of Proxy Voting Procedures,” the following disclosure is added in alphabetical order:

WCM Investment Management, LLC (“WCM”). WCM accepts responsibility for voting proxies whenever requested by a client or as required by law. Each client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

In cases in which WCM has proxy voting authority for securities held by the firm’s advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act and the proxy voting rule, Rule 206(4)-6, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients.

Third Party Proxy Voting Service. In general, WCM believes that the firm’s clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing investor’s potential financial gain through voting proxies. WCM has, therefore, engaged and adopted the following proxy voting policies of Glass, Lewis & Co. (“Glass Lewis”): U.S. Policy, International Policy and Investment Manager Policy.

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In the event of a special client request, WCM will also accommodate the following styles: Taft Hartley, public pension, ESG (environmental, social and government practice) and management supportive. In limited circumstances, however, WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of clients. In such cases, this decision will be made by the Investment Strategy Group (“ISG”) who will maintain documentation to support WCM’s decision.

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because Glass Lewis is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. Glass Lewis’ approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – Glass Lewis analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

Role of the Proxy Administrator. The Proxy Administrator oversees and administers WCM’s proxy voting process. For each client, the Proxy Administrator initially determines whether (i) WCM is vested with proxy voting responsibility or whether voting is reserved to the client or delegated to another designee; (ii) the client has adopted a proxy voting policy that WCM is required to follow; and (iii) the client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM’s.

Once a client account is established and proxy voting responsibility is determined, the Proxy Administrator is responsible for ensuring that proxy materials for each account to be voted are received and voted in a timely manner. The Proxy Administrator instructs registered owners of record (e.g., the client, trustee or custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to ProxyEdge®, a Broadridge product. WCM has engaged ProxyEdge®, a third-party service provider, to: (i) provide notification of impending votes; (ii) vote proxies based on Glass Lewis and/or WCM recommendations; and (iii) maintain records of such votes electronically. The Proxy Administrator, in conjunction with ProxyEdge®, ensures that information is compiled and maintained for each client for which WCM votes proxies, showing the issuer’s name, meeting date and manner in which votes were cast on each proposal. WCM shares client holdings and other relevant information with ProxyEdge® to ensure that votes are cast and captured accurately and relies on ProxyEdge® to compile and maintain voting records electronically. Proxy materials received inadvertently for client accounts over which WCM has no voting authority are forwarded on to clients.

Role of the Analyst and ISG. If a proposal requires case-by-case analysis, the analyst brings a recommendation to the ISG for decision. The ISG is ultimately responsible for voting case-by-case proposals. The ISG also has authority to override the recommendation of Glass Lewis when the ISG believes such vote is in the best economic interest of WCM’s clients. Documentation will be provided by the ISG and maintained by the Proxy Administrator supporting the rationale for any vote cast against the recommendation of Glass Lewis and case-by case proposals.

Certain Proxy Votes May Not Be Cast. In some cases, WCM may determine that it is in the best interests of the firm’s clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal: (i) neither Glass Lewis’ recommendation nor specific client instructions cover an issue; or (ii) in circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the client.

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In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. Materiality is determined by the ISG. Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting; whereas in other countries, the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”

Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer. WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule Glass Lewis’ recommendation with respect to a proxy unless the following steps are taken by WCM’s chief compliance officer (“CCO”):

•

The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.

(a)

Significant Business Relationships – The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (i) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.

(b)

Significant Personal/Family Relationships – The CCO will determine whether any supervised persons who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any supervised persons of WCM who is involved in the proxy voting process (e.g., ISG members) and senior employees of issuers for which WCM may vote proxies.

•

If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then WCM can vote the proxy as determined by the ISG. The CCO shall determine whether a proposal is material as follows:

(a)

Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities and approval of an annual report/financial statements.

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(b)

Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM’s conflict is unrelated to the proposal in question (see (c) below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

(c)

Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.

•	For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:

(a)

Obtain Client Consent or Direction – If the CCO approves the proposal to overrule the recommendation of Glass Lewis, WCM shall fully disclose to each client holding the security at issue the nature of the conflict and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

(b)	Use Glass Lewis’ Recommendation – Vote in accordance with Glass Lewis’ recommendation.

•

For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule Glass Lewis’ recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule Glass Lewis’ recommendation, the ISG will maintain documentation to support their decision.

Dealing with Material Conflicts of Interest between a Client and Glass Lewis or Proxy Issuer. In the event that WCM is notified by a client regarding a conflict of interest between the client and Glass Lewis or the proxy issuer, the CCO will evaluate the circumstances and either: (i) elevate the decision to the ISG who will make a determination as to what would be in the client’s best interest; (ii) if practical, seek a waiver from the client of the conflict; or (iii) if agreed upon in writing with the clients, forward the proxies to affected clients allowing them to vote their own proxies.

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VI.    CHANGES TO OTHER ACCOUNTS MANAGED

The “Other Accounts Managed” table, beginning on page 73, is amended as follows to update the disclosure for American Century, Heitman Real Estate Securities LLC, Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH, Parametric Portfolio Associates LLC and Shenkman Capital Management, Inc. and to add the disclosure for WCM, in alphabetical order. The information is current as of December 31, 2017, except as otherwise noted.

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within
each category below, number of accounts and the total
assets in the accounts with respect to which the advisory fee
							is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)

American Century Investment Management, Inc.

Phillip N. Davidson, CFA®†	20	$27,442	7	$3,429	5	$751	N/A	N/A	N/A	N/A	N/A	N/A

Dan Gruemmer, CFA®	5	$17,799	4	$3,396	3	$712	N/A	N/A	N/A	N/A	N/A	N/A

Michael Liss, CFA®, CPA†	15	$24,726	6	$2,821	4	$750	N/A	N/A	N/A	N/A	N/A	N/A

Kevin Toney, CFA®†	15	$24,726	6	$2,821	4	$750	N/A	N/A	N/A	N/A	N/A	N/A

Brian Woglom, CFA®†	20	$17,167	5	$1,846	3	$68	N/A	N/A	N/A	N/A	N/A	N/A

Heitman Real Estate Securities LLC, Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH

Jerry Ehlinger, CFA®	N/A	N/A	N/A	N/A	37	$4,546	N/A	N/A	N/A	N/A	3	$202

Karena Fung†	1	$1	10	$ 925	8	$591	N/A	N/A	N/A	N/A	1	$4

Jacques Perdrix	N/A	N/A	N/A	N/A	37	$4,546	N/A	N/A	N/A	N/A	1	$26

Andreas Welter	N/A	N/A	N/A	N/A	37	$4,546	N/A	N/A	N/A	N/A	1	$26

John White	N/A	N/A	N/A	N/A	37	$4,546	N/A	N/A	N/A	N/A	1	$26

Parametric Portfolio Associates LLC

Richard Fong, CFA®	5	$255	N/A	N/A	89	$10,255	N/A	N/A	N/A	N/A	N/A	N/A

Justin Henne, CFA®	20	$865	N/A	N/A	430	$45,788	N/A	N/A	N/A	N/A	N/A	N/A

Tom Lee, CFA®	15	$255	7	$6,176	199	$25,405	N/A	N/A	N/A	N/A	6	$904

Perry Li, CFA®, FRM	N/A	N/A	4	$5,932	38	$4,311	N/A	N/A	N/A	N/A	N/A	N/A

Thomas Seto	39	$26,760	12	$4,191	17,174	$92,430	N/A	N/A	N/A	N/A	N/A	N/A

Jay Strohmaier, CFA®	5	$182	3	$5,586	38	$4,311	N/A	N/A	N/A	N/A	N/A	N/A

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Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within
each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based
							on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Michael Zaslavsky, CFA®†	4	$0	5	$6,664	39	$4,767	N/A	N/A	N/A	N/A	N/A	N/A

Shenkman Capital Management, Inc.

Jordan Barrow	2	$648	5	$592	47	$296	N/A	N/A	N/A	N/A	N/A	N/A

Raymond F. Condon	1	$110	5	$592	47	$296	N/A	N/A	N/A	N/A	N/A	N/A

Mark R. Shenkman	4	$2,307	30	$8,324	152	$15,633	N/A	N/A	10	$3,491	5	$ 137

Justin W. Slatky	4	$2,307	30	$8,324	152	$15,633	N/A	N/A	10	$3,491	5	$ 137

Thomas Whitley†	1	$113	5	$393	43	$369	N/A	N/A	N/A	N/A	N/A	N/A

WCM Investment Management, LLC†*	21	$11,716	19	$3,118	591	$13,183	N/A	N/A	N/A	N/A	8	$1,383

Paul R. Black

Peter J. Hunkel

Michael B. Trigg

Kurt R. Winrich, CFA®

† Information is current as of December 31, 2018.

*The Adviser or Sub-Adviser utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the day-to-day management of a portion of the accounts listed in each category.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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